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                                                                    Exhibit 23.3
                                                                    ------------

                                   Law Offices

                             BANNER & WITCOFF, LTD.
                                 75 State Street
                        Boston, Massachusetts 02109-1807
                            Telephone: (617) 345-9100
                            Facsimile: (617) 345-9111



                                  June 3, 1997


Hybridon, Inc.
620 Memorial Drive
Cambridge, Massachusetts  02139

      Re:   Hybridon, Inc. - Annual Report on Form 10-K
            -------------------------------------------

Dear Sirs:

       Banner & Witcoff, Ltd. hereby consents to the reference to our firm under the section "Business--Patents, Trade Secrets and Licenses" in the Hybridon, Inc. Annual Report on Form 10-K for the year ended December 31, 1996, which is incorporated by reference in this Registration Statement.



                                    Yours very truly,

                                    /s/ Leon R. Yankwich
                                    ----------------------------------
                                    Leon R. Yankwich